                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               LIFEWAY FOODS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

    ----------------------------------------------------------------------------

                               LIFEWAY FOODS, INC.
                                 6431 W. Oakton
                             Morton Grove, IL 60053

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 2000

TO OUR STOCKHOLDERS:

     You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of Lifeway Foods, Inc., an Illinois corporation (the "Company"), to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, on Saturday, June 17, 2000, at 11:00 a.m., local time (the "Meeting"), to consider and act upon the following:

     1. To elect five Directors to serve until the next meeting and until their successors are duly elected and qualified.

     2. To adopt an amendment to the Company's Articles of Incorporation to clarify that the Company has the power to grant preemptive rights to any of its stockholders by contract.

     3. To ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for the next fiscal year.

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only stockholders of Common Stock of record at the close of business on April 28, 2000 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open.

     WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       MICHAEL SMOLYANSKY
                                       Chairman of the Board

Skokie, Illinois
____________, 2000

                             YOUR VOTE IS IMPORTANT

     WHETHER YOU OWN A FEW OR MANY SHARES OF STOCK AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

                               LIFEWAY FOODS, INC.

                                 PROXY STATEMENT


                               PROCEDURAL MATTERS

     THIS PROXY STATEMENT IS FURNISHED TO THE STOCKHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 11:00 A.M., LOCAL TIME, ON SATURDAY, JUNE 17, 2000, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Stockholders of record of Common Stock of the Company at the close of business on April 28, 2000 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Meeting will be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077. Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each of management's nominees for Director and in favor of each of management's proposals set forth in the Notice of Annual Meeting of Stockholders. A stockholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person. Beneficial owners wishing to vote at the Meeting who are not stockholders of record on the Company's books (e.g., persons holding in street name) must bring to the Meeting a Power of Attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES

     This Proxy Statement and the form of proxy are first being mailed to the stockholders beginning _________, 2000. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has no plans to retain an outside firm to solicit proxies. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith. Action may be taken on the business to be transacted at the meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES

     A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof. Management intends to vote the 2,202,639 shares (51%) of Common Stock which it controls in favor of the proposals to: (i) elect five Directors to serve until the next Annual Meeting and until their successors are duly elected and qualified; (ii) to adopt an amendment to the Company's Articles of Incorporation to clarify that the Company has the power to grant preemptive rights to any of its stockholders by contract; (iii) to ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for 2000; and
(iv) to transact such other business as may properly come before the meeting or any adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

     Only holders of Common Stock, no par value per share, of record at the close of business on April 28, 2000 (the "Record Date"), will be entitled to vote at the meeting. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposals 2, 3 or
4. Votes withheld in connection with the election of one or more of the nominees for Director or Proposals 2, 3 or 4 will be counted as votes cast against such individuals or Proposals 2, 3 or 4 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director. The form of proxy does not provide for abstentions with respect to the election of Directors; however, a shareholder present at the Meeting may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-KSB

     This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (the "Annual Report"). Stockholders are referred to the Annual Report for information concerning the Company's business and operations, but the Annual Report is not part of the proxy soliciting materials.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Five Directors are to be elected at the meeting. The Directors will be elected at the Meeting to serve until the next annual meeting of stockholders of the Company and until their successors shall be duly elected and shall qualify. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election individually, of the five nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the meeting (which contingency is not now contemplated or foreseen by the Board), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law. Each of the nominees are currently serving as Directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                         VOTE FOR EACH OF THE NOMINEES.

     The names of the nominees and certain information with regard to each nominee follows:

Name                  Age  Position                                     Director Since
-----------------------------------------------------------------------------------------

Michael Smolyansky    51   CEO, CFO, President, Treasurer and Director       1986
Pol Sikar             51   Director                                          1986
Rick D. Salm          47   Director                                          1986
Lorenzo Bernardi      61   Director                                          1994
Thomas Kunz           42   Director                                          1999

NOMINEES FOR ELECTION AS DIRECTORS

     MICHAEL SMOLYANSKY has been Chief Executive Officer, Chief Financial Officer, President, Treasurer and a director of the Company since its inception in February 1986. From 1976 to 1985, he was Project Engineer and Department Manager of E.J. Littell Machine Co., of Chicago, Illinois, where he had primary responsibility for design of material handling equipment. Mr. Smolyansky is a graduate of the Kiev Institute of Technology (M.S., Mechanical Engineering,
1971). Mr. Smolyansky devotes full time to the business of the Company. Mr. Smolyansky holds no other directorships in any other reporting company.

     POL SIKAR has been a director of the Company since its inception in February 1986. He is a graduate with a Master's degree from the Odessa State Institute of Civil Engineering in Russia. For more than 10 years he has been President and major stockholder of Still-Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company.

     RICK D. SALM, a director of the Company since its inception in February 1986, is first Vice-President of the First Commercial Bank of Chicago, Illinois. Mr. Salm joined First Commercial in 1982 and is currently in charge of commercial lending activities. Mr. Salm holds a Bachelor's degree from St. Norbert College, from which he graduated in 1974. Mr. Salm devotes as much time as necessary to the business of the Company. Mr. Salm holds no other directorships in any other reporting company.

     LORENZO BERNARDI has been a director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc. - Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 29 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi will devote as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company.

     THOMAS KUNZ has been a director of the Company since November 1999. Mr. Kunz was designated as a director of the Company pursuant to the terms and conditions of a Stock Purchase Agreement and a Stockholders' Agreement between the Company and Danone Foods, Inc. ("Danone"). Mr. Kunz is currently the president and chief executive officer of The Dannon Company, Inc., an affiliate of Danone. In his present position, he has strategic and direct responsibilities for dairy products in the U.S. and Canada as well as world category responsibility for desserts. In 1998 Mr. Kunz took over the position as general manager of Bagley S.A., a Groupe DANONE subsidiary in Argentina and in 1995 he was appointed general manager of DANONE de Mexico. In 1991 he joined DANONE Germany as a marketing director in Munich Germany. Mr. Kunz graduated from the University of St. Geller in Switzerland with a MBA degree in economics. Mr. Kunz holds no other directorships in any other reporting company.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently four members who serve on the Audit Committee, a majority of whom are outside directors. The current members of the Audit Committee are Michael Smolyansky, Pol Sikar, Rick Salm and Thomas Kunz. Mr. Kunz was appointed as a member of the Audit Committee in November of 1999 upon becoming a director of the Company. He was not a member of the Audit Committee when they held their meetings earlier in the year. The Audit Committee was comprised of Michael Smolyansky, Pol Sikar and Rick Salm when it met in 1999. Members are appointed annually by the full Board. The functions of the Audit Committee are to review the Company's internal controls, accounting policies, and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; and to review the services and fees of the independent auditors, their independence, and recommend to the Board for its approval and for ratification by the stockholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company.

ATTENDANCE AT MEETINGS OF THE BOARD AND COMMITTEES

     During 1999, the Company's Board of Directors held five regular meetings. The attendance in person or by telephone at the meetings of the Board was 75% for two meetings and 100% for three meetings. The Audit Committee held two meetings in 1999 and attendance was 100%. In addition, the Board of Directors acted by unanimous written consent on several occasions pursuant to Illinois law and the Company's By-laws.

COMPENSATION OF DIRECTORS

     During 1999, the Board of Directors participated in two meetings where each director was compensated at the rate of $500.00 per meeting.

EXECUTIVE COMPENSATION

(a)  General

     The following information discloses all plan and non-plan compensation awarded to, earned by, or paid to Mr. Michael Smolyansky, CEO, CFO, President, Treasurer and Director of the Company, for all services rendered in all capacities to the registrant and its subsidiaries. Mr. Smolyansky is the only person meeting the reporting requirements of Item 402 of Regulation S-B. No other executive officer of the Company had total annual salary and bonus exceeding $100,000 for the fiscal year ended December 31, 1999.

(b)  Summary Compensation Table

     The following table sets forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended December 31, 1999, 1998 and 1997, to or for the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus, if any, exceeded $100,000 for the fiscal year ended 1999.

                                                               Annual Compensation
                                                -----------------------------------------------
        (a)                          (b)            (c)              (d)                (e)
       Name                         Year                                               Other
        and                         Ended                                             Annual
     Principal                    December        Salary            Bonus          Compensation
     Position                        31             ($)              ($)                ($)
-------------------               --------      ----------        --------         ------------

Michael Smolyansky                  1999        143,000.00             -0-              -0-
CEO, CFO, President                 1998        120,000.00        5,000.00              -0-
                                    1997        115,000.00             -0-              -0-

                                                 Long Term Compensation
                                       -----------------------------------------
                                                  Awards                 Payouts
                                       ---------------------------       -------

          (a)               (b)           (f)              (g)             (h)             (i)
         Name               Year       Restricted                                          All
          And              Ended         Stock            Shares           LTIP           Other
       Principal          December      Award(s)        Underlying       Payouts      Compensation
       Position              31           ($)            Options           ($)             ($)
-------------------       --------     ----------       ----------       -------      ------------

Michael Smolyansky          1999          -0-              -0-             -0-             -0-
CEO, CFO, President         1998          -0-              -0-             -0-             -0-
                            1997          -0-              -0-             -0-             -0-

(c)  Option/SAR Grants in Last Fiscal Year

     This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not received any individual grants of stock options during fiscal 1999 or stock appreciation rights during 1999.

(d) Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not exercised any stock options during fiscal 1999.

(e)  Long-Term Incentive Plans ("LTIP") - Awards in Last Fiscal Year

     This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not received any awards pursuant to any LTIP during fiscal 1999.

(f) Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     (f)(1)   Employment Contracts

     Presently there are no written employment contracts with any of the Company's executive officers.

     (f)(2) Employee, Consultants and Service Providers Benefit Plan

     On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the "Lifeway Foods, Inc. Consulting and Services Compensation Plan" (the "Plan") covering 300,000 shares of its Common Stock. Pursuant to the Plan, the Company may issue Common Stock and/or options to purchase Common Stock to certain consultants, service providers and employees, including officers and directors, of the Company. The purpose of the Plan is to promote the best interests of the Company and its stockholders by providing a means of non-cash remuneration to eligible participants who contribute to operating progress and earning power of the Company. The Plan is administered by the Company's Board of Directors or a committee consisting of three members which has the discretion to determine from time to time the eligible participants to receive an award; the number of shares of stock issuable directly or to be granted pursuant to option; the price at which the option may be exercised or the price per share in cash or cancellation of fees or other payment which the Company is liable if a direct issue of stock and all other terms on which each option shall be granted. As of December 31, 1999, a total of 65,700 shares has been issued under the Plan and no options remain outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)  Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, the Company's only class of securities, as of March 31, 2000 (except as indicated below) by
(a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each of the Company's directors, (c) each of the Company's executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

                                                          Percent Owned
Name and Address of         Amount and Nature of         Beneficially and
 Beneficial Owner           Beneficial Ownership            of Record
                                    (1)                        (2)
----------------------      --------------------         ----------------

Michael Smolyansky(6)           2,186,539(3)                 50.63%
7625 N. Austin Ave.
Skokie, IL 60077

Rick D. Salm(6)                     3,500                        *
6945 N. Clark St.
Chicago, IL 60626

Pol Sikar(6)                        1,200                        *
3907 Miller Drive
Glenview, IL 60025

Lorenzo Bernardi(6)                 6,100                        *
2919 N. Natoma
Chicago, IL 60634

Valeriy Nikolenko(6)                2,000(4)                     *
8917 Lamon Ave.
Skokie, IL 60077

                                                          Percent Owned
Name and Address of         Amount and Nature of         Beneficially and
 Beneficial Owner           Beneficial Ownership            of Record
                                    (1)                        (2)
----------------------      --------------------         ----------------

Thomas Kunz(5)(6)                       -0-                       *
120 White Plains Road
Tarrytown, NY 10591

Danone Foods, Inc.                  863,689                      20%
120 White Plains Road
Tarrytown, NY 10591

All officers and directors of     2,199,339                      51%
the Company as a group (six
persons)

-----------------------

* Represents less than one percent of the outstanding Common Stock.

     (1) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named.

     (2) Based upon 4,318,444 shares of Common Stock outstanding as of March 31, 2000.

     (3) Mr. Smolyansky directly owns 2,118,338 shares of Common Stock of the Company. 68,201 shares of Common Stock are owned by his wife and therefore deemed to be beneficially owned by Mr. Smolyansky. Also included are 8,000 shares of Common Stock owned by the Smolyansky Family Foundation, a charitable trust, of which Mr. and Mrs. Smolyansky are the trustees. The Smolyansky's disclaim any beneficial ownership of the trust.

     (4) Mr. Nikolenko directly owns 1,100 shares of Common Stock of the Company. 900 shares of Common Stock are owned by his wife and therefore deemed to be beneficially owned by Mr. Nikolenko.

     (5) Mr. Kunz is also an officer of The Dannon Company, Inc., which is an affiliate of Danone Foods, Inc. Danone Foods, Inc. is listed on the table as the beneficial owner of 20% of the Common Stock of the Company.

     (6) Director or officer. The majority of the shares of Common Stock held by officers, directors and principal shareholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, under certain circumstances.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 1, 1999, the Company issued and sold 497,767 shares of restricted Common Stock to Danone Foods, Inc. The purchase price paid to the Company was $10.00 per share, for gross proceeds of $4,977,670. In connection with the transaction, Danone also purchased 150,000 outstanding shares of Common Stock from certain stockholders, including the Company's controlling stockholder, Michael Smolyansky, on similar terms. Subsequent to these initial transactions, Danone purchased an additional 215,922 outstanding shares of Common Stock in private transactions with certain stockholders, including Michael Smolyansky, Pol Sikar and Valeriy Nikolenko. As a result of these additional purchases, Danone is presently the beneficial owner of 20% of the outstanding Common

Stock of the Company. The parties have agreed that, subject to limited exceptions, for a period of five years, Danone may not own more than 20% of the outstanding Common Stock of the Company.

     Pursuant to the terms and conditions of a Stock Purchase Agreement and a Stockholders' Agreement dated October 1, 1999, between the Company, Danone, and the Smolyansky family, the Company granted certain limited rights to Danone, which included a right to nominate one director, anti-dilutive rights relating to future offerings, and limited registration rights. The Company and Danone also agreed that they would not compete with each other for a period of five years with respect to certain yogurt, cheese and kefir products. Mr. Thomas Kunz, president and chief executive officer of The Dannon Company, Inc., a subsidiary of Danone, was nominated as a director of the Company in November of 1999.

     On December 24, 1999, the Company entered into a Support Agreement (the "Agreement") with The Dannon Company, Inc. The primary purpose of the Agreement, which provides for an initial term of three years and is renewable annually thereafter, is to allow the Company access to Danone's brokers and distributors in the United States. The parties agreed that they would not compete with each other during the term of the Agreement and for three years after termination of the Agreement with respect to certain yogurt, cheeses and kefir products.

     On December 24, 1999, the Company also entered into a letter agreement that amended the original Stockholders' Agreement with Danone. The purposes of the amendment were 1) to clarify that Danone's anti-dilutive rights, Danone's Right of First Refusal and Michael Smolyansky's reciprocal Right of First Refusal would apply to any form of capital (not just Common Stock); and (2) that the parties shall cause a vote at the next annual stockholders' meeting to amend the Articles of Incorporation to clarify that the Company has the power to grant preemptive rights to any of its stockholders by contract.

                                   PROPOSAL 2
               ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION

     In October of 1999, the Company and Danone Foods, Inc. ("Danone") entered into a Stock Purchase Agreement and a Stockholders' Agreement that granted certain limited rights to Danone by the Company. On December 24, 1999, the Company entered into a letter agreement (the "Agreement") which amended the Stockholders' Agreement with Danone. One of the purposes of the Agreement was to cause a vote at the Meeting to amend the Articles of Incorporation to clarify that the Company has the power to grant preemptive rights to any of its stockholders by contract (the "Amendment"). The Board of Directors approved a resolution on April ___, 2000 to add the following sentence immediately following the existing provision relating to preemptive rights in the Articles of Incorporation, upon stockholder approval at the Meeting:

     "Notwithstanding anything contained herein to the contrary, the Corporation shall have the power to grant preemptive rights to any of its shareholders by contract."

     The text of the entire provision, as amended, will read as follows:

     "Additionally resolved that a shareholder of the Corporation shall not be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares. Notwithstanding anything contained herein to the contrary, the Corporation shall have the power to grant preemptive rights to any of its shareholders by contract."

REQUIRED VOTE

     An affirmative vote of the holders of at least two thirds of the shares of Common Stock issued and outstanding is required for adoption of the Amendment to the Articles of Incorporation. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against the adoption of the Amendment because it represents one fewer vote for the adoption of the Amendment.

     The Company has been advised that members of the Smolyansky family, who represent 2,346,539 shares and Danone which holds 863,689 shares will vote in favor of this amendment. These votes represent 74.3% of the outstanding Common Stock.

RESTATEMENT OF ARTICLES OF INCORPORATION

     Upon the affirmative vote, by the stockholders, to adopt the proposed Amendment to the Articles of Incorporation, the Board, at its discretion, may restate in their entirety the Articles of Incorporation and all amendments, pursuant to Illinois law.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ADOPT THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                   PROPOSAL 3
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board has designated the firm of Gleeson, Sklar, Sawyers & Cumpata LLP, independent auditors, as auditors of the Company for the next fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

     During the two most recent fiscal years, there have been no disagreements with Gleeson, Sklar, Sawyers & Cumpata LLP on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event.

     The Company expects that representatives of Gleeson, Sklar, Sawyers & Cumpata LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

REQUIRED VOTE

     An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF GLEESON, SKLAR, SAWYERS & CUMPATA LLP AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2000), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  OTHER MATTERS

     The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

     Any proposal that a stockholder may desire to present to the Company's 2001 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company on or before January 1, 2001, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       MICHAEL SMOLYANSKY
                                       Chairman of the Board

     __________, 2000

PROXY                                                                      PROXY

                               LIFEWAY FOODS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
       TO BE HELD AT THE HOLIDAY INN NORTH SHORE, 5300 WEST TOUHY AVENUE,
                               SKOKIE, ILLINOIS,
                SATURDAY, JUNE 17, 2000, AT 11:00 A.M. LOCAL TIME

The undersigned hereby appoints Michael Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

1. Election of Directors:
Nominees: Michael Smolyansky  Pol Sikar  Rick D. Salm  Lorenzo Bernardi
          Thomas Kunz:

   [ ] FOR  [ ] WITHHELD  For, except vote withheld from the following nominees:

   -----------------------------------------------------------------------------

2. Adoption of an Amendment to the Company's Articles of Incorporation to clarify that the Company has the power to grant preemptive rights to any of its stockholders by contract:

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Ratification of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors:

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4.   Other Matters:

     In his discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.


                                       THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                       VOTED IN THE MANNER DIRECTED HEREIN BY
                                       THE UNDERSIGNED SHAREHOLDER.

                                       PLEASE MARK, SIGN, DATE AND RETURN THIS
                                       PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE                                             DATED:*
          ------------------------------------------          ------------------

-----------------------------------    -----------------------------------------
    SIGNATURE IF JOINTLY OWNED                       PRINT NAME

NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.